Ivy Funds

Supplement dated October 30, 2015 to the

Ivy Funds Statement of Additional Information

dated July 31, 2015

Effective October 30, 2015, LaSalle Investment Management Securities, LLC is the sole investment subadviser to Ivy Global Real Estate Fund and Ivy Global Risk-Managed Real Estate Fund. All references to LaSalle Investment Management Securities, B.V., as well as all references to LaSalle BV or LaSalle B.V., are removed from this Statement of Additional Information. In addition, all references to LaSalle US and LaSalle Securities are changed to LaSalle.

Supplement	Statement of Additional Information	1